UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 9, 1998

                          Commission File Number 0-9747



                       EXCALIBUR TECHNOLOGIES CORPORATION
             (Exact name of registrant as specified in its charter)



               Delaware                             85-0278207
      (State or other jurisdiction of              (I.R.S. Employer
       incorporation or organization)               Identification No.)

       1921 Gallows Road, Suite 200, Vienna, Virginia          22182
          (Address of principal executive offices)          (Zip Code)

       Registrant's telephone number, including area code: (703)761-3700




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Item 4.  Changes in Registrant's Certifying Accountant

      On November 9, 1998, Excalibur Technologies Corporation (the "Company") engaged PricewaterhouseCoopers LLP as its independent accounting firm. The decision to engage PricewaterhouseCoopers LLP was approved by the Company's Board of Directors on the recommendation of its Audit Committee.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 EXCALIBUR TECHNOLOGIES CORPORATION


                                   By:/s/James H. Buchanan
                                   ---------------------------
                                   James H. Buchanan
                                   Chief Financial Officer

Date:  November 9, 1998